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                                                                    Exhibit 10.4

                             THIRD AMENDMENT TO THE
                                eDIETS.COM, INC.
                                STOCK OPTION PLAN

     The eDiets.com, Inc. Stock Option Plan shall be amended, effective February 13, 2001, as follows:

     The last sentence of Paragraph A. of Article VI shall be deleted and the following inserted in its place:

     "Each Formula Option granted pursuant to this Paragraph VI.A. shall be fully exercisable on the date of grant for a period of five (5) years from the date of the grant."